SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 12, 2004

          AMERICA FIRST APARTMENT INVESTORS, INC.

(Exact name of registrant as specified in its charter)

      Maryland                 000-49986

(State of Formation) (Commission File Number)

                 47-0858301

(IRS Employer Identification Number)

1004 Farnam Street, Suite 400

                    Omaha, NE                                   68102

(Address of principal executive offices) (Zip Code)

                    (402) 444-1630

(Registrants' telephone number, including area code)

               Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated February 12, 2004, announcing the registrant's results of operations for the year and quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

The information contained in this Current Report, including the exhibit referenced in Item 7 above, is being "furnished" pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 12, 2004, America First Apartment Investors, Inc. (the "Company") issued a press release announcing its results of operations for the year and quarter ended December 31, 2003. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST APARTMENT INVESTORS, INC.

By /s/ Mark A. Hiatt

Mark A. Hiatt, Chief Financial Officer

February 13, 2004

PRESS RELEASE FOR IMMEDIATE RELEASE

DATE: February 12, 2004 NASDAQ SYMBOL: APRO

CONTACT: Maurice E. Cox, Jr.

402-444-1630

America First apartment investors, Inc. Announces 2003 EARNINGS and 2004 First Quarter Dividend

(Omaha, NE) America First Apartment Investors, Inc. (NASDAQ:APRO) reported that it generated Funds From Operations ("FFO") of $9,362,070 or $1.84 per share for 2003, compared to $5,953,574 or $1.17 per BUC for its predecessor partnership in 2002. APRO also reported net income of $4,360,781 or $.86 per share in 2003 compared to $989,523 or $.19 per BUC in 2002. During 2003, $4,444,259 or $.88 per share of the Company's net income and FFO resulted from the non-recurring gain on the repayment of a subordinate note related to the sale of Jefferson Place Apartments in June 2003. Excluding the Jefferson Place transaction, FFO per share in 2003 declined by $.20 from 2002 to $.97 per share. Such decrease in FFO and net income in 2003 was primarily due to an overall decline in economic occupancy at the Company's apartment properties. The primary difference between APRO's net income and FFO is depreciation expense. A reconciliation of net income to FFO is included at the end of this release.

The Company also reported FFO and net income for the fourth quarter of 2003 of $1,129,851 or $.22 per share compared to FFO of $1,603,928 or $.32 per BUC for the fourth quarter of 2002 and compared to FFO of $ 1,029,092 or $0.20 per share for the third quarter of 2003. The increase from the third quarter to the fourth quarter of 2003 is largely due to interest income earned on the Company's recently acquired portfolio of mortgage-backed securities. Net loss for the fourth quarter of 2003 was $117,742 or $.02 per share compared to net income of $357,498 or $.07 per BUC for the fourth quarter of 2002 and compared to net loss of $213,499 or $.04 per share for the third quarter of 2003.

On February 11, 2004, The Company's board of directors approved the first quarter 2004 dividend of $. 25 per share on its common stock. The dividend will be paid on April 30, 2004 to the Company's shareholders as of March 31, 2004. The Company has paid a quarterly dividend of $.25 per share each quarter since its formation in January 2003.

As previously reported, APRO has entered into a merger agreement with America First Real Estate Investment Partners, L.P. (NASDAQ:AFREZ). The proposed merger, which is subject to approval by both APRO and AFREZ equity holders, will result in the acquisition by APRO of the assets of AFREZ, including 14 multifamily apartment properties, in exchange for APRO common stock and cash.

Jack Cassidy, President and CEO of APRO said "In light of the depressed multifamily markets, the day to day operations of our existing multifamily properties will continue to focus on the retention of existing tenants, marketing our properties to new tenants and aggressively managing operating expenses. Strategically, the Company's primary business will continue to be owning, operating and acquiring multifamily apartment communities. In addition, the Company recently acquired a portfolio of mortgage-backed securities to diversify and improve operating results. Looking ahead, we believe strongly that the Board's decision to merge with America First Real Estate Investment Partners will further the Company's successful growth plan".

America First Apartment Investors, Inc. is an equity real estate investment trust focused on multifamily apartment properties located throughout the United States. Its portfolio currently includes 15 multifamily properties and one commercial property. America First Apartment Investors, Inc. press releases are available on the World Wide Web at "http://www.am1st.com/"

Information contained in this Press Release contains "forward-looking statements" relating to, without limitation, future performance, plans and objectives of management for future operations and projections of revenue and other financial items, which can be identified by the use of forward-looking terminology such as "may," "will," "should," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Several factors with respect to such forward-looking statements, including certain risks and uncertainties, could cause actual results to differ materially from those in such forward-looking statements.

Attachment to press release regarding Funds from Operations

Funds from operations ("FFO") represents net income computed in accordance with accounting principles generally accepted in the United States of America ("GAAP") less extraordinary items, gain or loss on disposition of real estate assets plus depreciation and amortization related to real estate, and adjustments for any joint ventures to reflect FFO on the same basis. This definition of FFO is in accordance with the National Association of Real Estate Investment Trust's recommended definition.

The Company's capitalization policy for its real estate capital improvements has a significant effect on its FFO. Real estate costs that are accounted for as expenses are a deduction in FFO. Alternatively, real estate costs that are capitalized are not an expense that is deducted from FFO, but are depreciated and the related depreciation expense is added to FFO. The Company's capitalization policy is to treat most recurring capital improvements, such as appliances, vinyl flooring and carpet as expenses, and this may cause the Company's reported FFO to be lower than peer companies that capitalize recurring improvements of these types.

The Company believes that FFO is helpful in understanding the Company's operating performance in that FFO excludes depreciation expense on real estate assets. The Company believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not decrease predictably over time, as historical cost depreciation implies. The Company 's calculation of FFO may differ from the methodology for calculating FFO utilized by other Company's and, accordingly, may not be comparable to such other real estate companies. FFO should not be considered as an alternative to net income or net cash flows from operating activities.

The following sets forth a reconciliation of the Company's net income as determined in accordance with GAAP and its FFO for the periods set forth.